Oct. 30, 2015
A T B C | Fidelity Advisor Short Fixed-Income Fund
Supplement to the
Fidelity Advisor® Short Fixed-Income Fund
Class A, Class T, Class B, and Class C
October 30, 2015
Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series II and Fidelity Salem Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Short Fixed-Income Fund and Fidelity Short-Term Bond Fund, a fund of Fidelity Salem Street Trust.

Each fund seeks to obtain a high level of current income consistent with the preservation of capital.

As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor Short Fixed-Income Fund would receive shares of the corresponding class of Fidelity Short-Term Bond Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Short Fixed-Income Fund in exchange for corresponding shares of Fidelity Short-Term Bond Fund equal in total value to the total value of shares of Fidelity Advisor Short Fixed-Income Fund. After the exchange, Fidelity Advisor Short Fixed-Income Fund will distribute the Fidelity Short-Term Bond Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Short Fixed-Income Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, is expected to take place on or about July 15, 2016. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Short Fixed-Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-877-208-0098.